                                  SCHEDULE 14A
                                (RULE 14A - 101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ] Preliminary proxy statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCB COMPUTER TECHNOLOGY, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:

         ----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

(5)      Total fee paid:

         ----------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials:

         ----------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         ----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         (3)      Filing Party:

         ----------------------------------------------------------------------

         (4)      Date Filed:

         ----------------------------------------------------------------------

                                     [LOGO]

                          SCB COMPUTER TECHNOLOGY, INC.
                            1365 WEST BRIERBROOK ROAD
                            MEMPHIS, TENNESSEE 38138
                                 (901) 754-6577

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 1997


         The Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at 10:00 a.m., local time, on Tuesday, September 23, 1997 at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee for the following purposes:

         1. To elect five directors to hold office for a term of one year and until their successors are duly elected and qualified;

         2. To consider and act upon a proposal to amend the Company's Amended and Restated Charter to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000;

         3. To consider and act upon a proposal to approve and adopt the Company's 1997 Stock Incentive Plan;

         4. To ratify the appointment of Ernst & Young LLP as the independent accountants of the Company; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on July 16, 1997 are entitled to notice of and to vote at the Annual Meeting. Your attention is directed to the Proxy Statement accompanying this notice for a complete statement regarding matters to be acted upon at the Annual Meeting.

                                   By order of the Board of Directors,



                                   GORDON L. BATEMAN
                                   Secretary


Memphis, Tennessee
August 22, 1997





================================================================================

     WE URGE YOU TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ACCOMPANYING PROXY STATEMENT.

================================================================================

                          SCB COMPUTER TECHNOLOGY, INC.

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS



         The accompanying proxy is solicited by the Board of Directors of SCB Computer Technology, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee on Tuesday, September 23, 1997, at 10:00 a.m., local time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to shareholders is August 22, 1997.


         Only holders of the Company's common stock, $.01 par value (the "Common Stock"), at the close of business on July 16, 1997 are entitled to vote at the Annual Meeting. On such date, the Company had 7,481,394 shares of the Common Stock issued and outstanding. Holders of the Common Stock will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy duly authorized in writing.

         Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke a proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. No such revocation will be effective, however, unless and until notice of such revocation has been received by the Company at or prior to the Annual Meeting.

         The Board of Directors knows of no other matters to be brought to a vote at the Annual Meeting. If any other matter properly does come before the Annual Meeting, however, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

         The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this Proxy Statement. Such solicitation will be made by mail, and also may be made by the Company's executive officers or employees personally or by telephone or telecopy. Upon request, the Company will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding solicitation material to beneficial owners of the Common Stock.

PROPOSAL ONE:  ELECTION OF DIRECTORS

         Under the Company's Amended and Restated Charter, each of the members of the Board of Directors is elected at the annual meeting of shareholders and holds office until the next annual meeting of shareholders and until the incumbent director's successor is duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. The nominees for election are elected by a plurality of the votes cast by holders of the shares of Common Stock entitled to vote at the Annual Meeting. Shareholders have no right to vote cumulatively for directors.

         Unless contrary instructions are received, shares of voting securities of the Company represented by duly executed proxies will be voted in favor of the election of the nominees named herein. If for any reason a nominee is unable to serve as a director, it is intended that the proxies solicited hereby will be voted for such substitute nominee as the Board of Directors of the Company may propose. The Board of Directors has no reason to expect that the nominees will be unable to serve and at this time does not have any substitute nominees under consideration.

         The following persons are the Board of Directors' nominees for election to serve as directors. The nominees are presently directors of the Company. Certain information relating to the nominees is set forth in the following table.

      NAME OF NOMINEE                                         BACKGROUND INFORMATION
----------------------------                -----------------------------------------------------------
T. Scott Cobb                               Mr. Cobb, 60, is a founder of the Company and has served
                                            as Chairman of the Board since the Company's
                                            incorporation in 1984.  From 1984 until June 1996, Mr.
                                            Cobb also served as President of the Company.  Mr. Cobb
                                            was a partner in Seltmann, Cobb & Bryant, the Company's
                                            predecessor, from its formation in 1976 until 1984.
                                            Prior to founding the Company, Mr. Cobb was associated
                                            with Touche Ross & Company, a predecessor to the
                                            accounting firm of Deloitte & Touche LLP, and also held
                                            several engineering positions, including chief computer
                                            engineer for the 1969 lunar landing, during his 12 years
                                            of service at Grumman Aircraft Engineering Corporation,
                                            a predecessor to Northrop Grumman Corporation.  Mr. Cobb
                                            is the father of Jeffrey S. Cobb, Executive Vice
                                            President of Operations of the Company.

Ben C. Bryant, Jr.                          Mr. Bryant, 50, is a founder of the Company and has
                                            served as Chief Executive Officer, Treasurer, and Vice
                                            Chairman of the Board of the Company since 1984.  Mr.
                                            Bryant has also served as President of the Company since
                                            June 1996.  Mr. Bryant was a partner in Seltmann, Cobb &
                                            Bryant, the Company's predecessor, from its formation in
                                            1976.  From 1974 to 1976, Mr. Bryant was associated with
                                            Touche Ross & Company.  Prior to 1974, Mr. Bryant served
                                            in a variety of positions, including manager of business
                                            systems development, with McDonnell Douglas Corporation.

Steve N. White                              Mr. White, 50, has served as Executive Vice President-
                                            Development since June 1996 and as a Director since
                                            December 1995.   Mr. White has also served in varying
                                            capacities for the Company for more than 15 years,
                                            including as Chief Operating Officer from 1990 to June
                                            1996. Prior to joining the Company, Mr. White was a
                                            senior auditor with Touche Ross & Company.

James E. Harwood                            Mr. Harwood, 61, has served as a Director of the Company
                                            since January 1996.  Mr. Harwood has served as president
                                            of Sterling Equities, Inc., an investment services firm,
                                            since 1990.  From 1980 to 1990, Mr. Harwood held several
                                            executive positions with Schering-Plough Corporation, a
                                            pharmaceutical and health care products company.  Mr.
                                            Harwood also serves as a director for Morgan Keegan,
                                            Inc., a Memphis, Tennessee based securities firm; Union
                                            Planters Corporation, a bank holding company; and
                                            Washington Life Insurance Co.

      NAME OF NOMINEE                                         BACKGROUND INFORMATION
----------------------------                -----------------------------------------------------------
Joseph W. McLeary                           Mr. McLeary, 58, has served as a Director of the Company
                                            since January 1996.  Since May 1997, Mr. McLeary has
                                            served as chairman of the board of Executive Financial
                                            Services, Inc., a financial consulting company.  Mr.
                                            McLeary served as chairman of the board and chief
                                            executive officer of Midland Financial Group, Inc., a
                                            publicly held automobile insurance company, from 1987
                                            until March 1997.  Mr. McLeary also serves as a director
                                            of Equity Inns, Inc., a real estate investment trust
                                            specializing in hotel properties.


         The Board of Directors has established a policy of holding meetings on a regular quarterly basis and on other occasions when required by special circumstances. Certain directors also devote their time and attention to the Board's principal standing committees. The committees and their primary functions are as follows:

                  Audit Committee --This committee (the "Audit Committee") makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent accountants, reviews significant audit and accounting policies and practices, meets with the Company's independent accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee is comprised of Messrs. Harwood, McLeary, and White.

                  Compensation Committee --This committee (the "Compensation Committee") has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering the Company's 1995 Stock Incentive Plan (the "1995 Stock Plan"). The Compensation Committee is comprised of Messrs. Harwood and McLeary.

         The Board of Directors held seven meetings during the fiscal year ended April 30, 1997. The Compensation Committee held two meetings during the fiscal year ended April 30, 1997. The Audit Committee held four meetings during the fiscal year ended April 30, 1997. Each of the incumbent directors attended at least 75% of the meetings of the Board of Directors and the respective committees of which they were members during the fiscal year ended April 30, 1997.

         The Board of Directors does not have a nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice (setting forth the information required by the Company's Amended and Restated Bylaws) received by the Secretary of the Company at least 120 days in advance of the anniversary date of the proxy statement for the previous year's annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information with respect to the beneficial ownership of shares of the Common Stock as of the date hereof (without giving effect to the three-for-two stock split to be effected in the form of a 50% stock dividend, payable on September 3, 1997, to shareholders of record on August 20, 1997) by (i) each current director of the Company (including the nominees); (ii) each of the executive officers named in the Summary Compensation Table on page 5 hereof (the "Named Executive Officers");
(iii) each shareholder of the Company known to management of the Company to own beneficially more than 5% of the outstanding shares of the Common Stock; and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.


                                                   AMOUNT AND
             NAME OF                          NATURE OF BENEFICIAL                     PERCENT
        BENEFICIAL OWNER                         OWNERSHIP (1)                        OF CLASS
----------------------------------        ----------------------------           -------------------

SCB Computer Technology, Inc.
  ESOP and Trust (2)(3)                               777,509                                 10.4%

Ben C. Bryant, Jr. (2)                              1,747,871(4)(5)                           23.4%

T. Scott Cobb (2)                                   1,633,880(5)(6)                           21.8%

Steve N. White                                        155,118(7)                               2.1%

Steven H. Smith                                         7,706(8)                                *

Gordon L. Bateman                                      69,195(9)                               1.0%

James E. Harwood                                        7,000(10)                               *

Joseph W. McLeary                                       7,000(10)                               *

All directors and executive
  officers as a group (10 persons)                 3,759,123(11)                             50.2%

--------------------------------

*        Indicates ownership of less than one percent of the outstanding Common
         Stock.
(1) Pursuant to the rules of the Securities and Exchange Commission, share of Common Stock that a beneficial owner has the right to acquire withi 60 days of the date hereof are considered to be beneficially owned by such person and are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)      Address: 1365 West Brierbrook Road, Memphis, Tennessee 38138.
(3)      Approximately 240 employees of the Company participate in the ESOP. Be
         C. Bryant, Jr. and T. Scott Cobb are the trustees of the ESOP.
(4) Includes 94,341 shares allocated to Mr. Bryant by the ESOP and 310,056 shares beneficially owned by Mr. Bryant's wife. Does not include 83,70 shares beneficially owned by Mr. Bryant's children who are 18 years of age or older.
(5) Does not include shares held by the ESOP that are not allocated to the accounts of Messrs. Bryant or Cobb. See Notes (4) and (6). Messrs. Bryant and Cobb, as trustees, have no voting or investment power with respect to shares held by the ESOP.
(6) Includes 94,341 shares allocated to Mr. Cobb by the ESOP and 375,498 shares owned by Mr. Cobb's wife and minor daughter. Does not include 88,634 shares beneficially owned by Mr. Cobb's children who are 18 years of age or older.
(7) Includes 52,681 shares allocated to Mr. White by the ESOP and 10,000 shares issuable upon the exercise of options.
(8) Includes 2,681 shares allocated to Mr. Smith by the ESOP and 5,025 shares issuable upon the exercise of options.
(9) Includes 23,951 shares allocated to Mr. Bateman by the ESOP and 12,525 shares issuable upon the exercise of options.
(10)     Includes 5,000 shares issuable upon the exercise of options.
(11)     Includes 62,875 shares issuable upon the exercise of options.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid or accrued by the Company on behalf of the Chief Executive Officer and the other four most highly compensated executive officers who received an annual salary and bonus in excess of $100,000 (together with the Chief Executive Officer, the "Named Executive Officers") for the fiscal year ended April 30, 1997.

                           SUMMARY COMPENSATION TABLE


                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                 ANNUAL COMPENSATION                         AWARDS
                                    ---------------------------------------------    ----------------------

                                                                                           SECURITIES
                                      FISCAL         SALARY                                UNDERLYING
  NAME AND PRINCIPAL POSITION          YEAR          ($)(1)           BONUS ($)         OPTIONS/SARS (#)
--------------------------------    ----------    -------------     -------------    ----------------------
Ben C. Bryant, Jr.                   1997             350,000            --                    --
    Vice Chairman, President,        1996 (2)       1,182,420       700,000                    --
    Chief Executive Officer,                        1,425,925       659,075                    --
    and Treasurer                    1995


T. Scott Cobb                        1997             350,000            --                    --
    Chairman                         1996  (2)      1,182,420       700,000                    --
                                     1995           1,425,925       659,075                    --


Steve N. White                       1997             175,000            --                  20,000
    Executive Vice                   1996             285,417       661,362   (3)              --
    President -Development           1995             227,646            --                    --


Steven H. Smith                      1997             220,365            --                    --
    Senior Vice President            1996             139,798            --                  20,100
                                     1995             102,708            --                    --


Gordon L. Bateman                    1997             134,667            --                  20,000
    Chief Administration             1996             151,250       176,612   (3)            10,100
    Officer, Executive Vice          1995             143,200            --                    --
    President, and Secretary


------------------------

(1)  Includes amounts deferred by the employee under the Company's 401(k) plan.
(2) In February 1996, each of Messrs. Bryant and Cobb entered into employment agreements with the Company. Each employment agreement is for a term expiring on April 30, 1999. The employment agreements initially provided for an annual base salary of $600,000, increasing 10% on each of May 1, 1997 and 1998. Effective as of July 1, 1996, each of the employment agreements was amended to reduce the annual base salary to $300,000. The agreements also provide for bonuses of $100,000 or $200,000 per year to each of Messrs. Bryant and Cobb in the event the Company exceeds 110% or 125%, respectively, of pre-tax earnings targets established by the Board of Directors at the beginning of each fiscal year. No bonuses were paid to either of Messrs. Bryant or Cobb for the fiscal year ended April 30, 1997. The employment agreements can be terminated at any time for "cause," as defined in each employment agreement. Each agreement will also terminate if the employee becomes disabled or otherwise unable to perform his assigned duties for a period of 90 consecutive days. In the event the employee is terminated by the Company without cause or because of a disability, the Company must continue to pay the employee's salary for the balance of the term of the agreement. The employment agreements also contain a noncompetition covenant for a period of one year following a termination of employment by the employee for any reason or by the Company for cause.
(3) Represents the value of shares of Common Stock ($9.75 per share) granted to the Named Executive Officer on October 31, 1995.

         Beginning with the fiscal year ending April 30, 1998, the Compensation Committee has established an incentive compensation plan whereby members of senior management and selected employees may be awarded annual and long-term incentive bonuses based upon the attainment by the Company of earnings goals established by the Compensation Committee at the beginning of the fiscal year. One-half of any bonus award will be automatically subject to the terms of a Deferred Compensation Plan. The remaining one-half of the bonus award will be paid to the recipient, who shall have the option to defer such award pursuant to the terms of the Deferred Compensation Plan.

         The portion of a recipient's bonus which is automatically subject to the terms of the Deferred Compensation Plan will vest over five years and will be placed into an account that fluctuates with the price of the Company's common stock, thereby tying the value of a participant's award to the performance of the Company and aligning the interests of the participants more closely with those of the Company's shareholders. The remaining one-half of the bonus award vests immediately and may be deferred, at the recipient's option, and invested in a phantom stock account or in one of several investment options established by the Committee administering the Plan.

         The following table summarizes certain information regarding stock options issued to the Named Executive Officers during the fiscal year ended April 30, 1997. No stock appreciation rights ("SARs") have been granted by the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR






                                                                                           POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES
                                                                                           OF STOCK  APPRECIATION
                                              INDIVIDUAL GRANTS                              FOR OPTION TERM (2)
                        -----------------------------------------------------------------  --------------------------
                            NUMBER OF
                           SECURITIES        PERCENT OF TOTAL
                           UNDERLYING        OPTIONS GRANTED        EXERCISE
                         OPTIONS GRANTED     TO EMPLOYEES IN         PRICE     EXPIRATION
         NAME               (#)(1)              FISCAL 1997        ($/SHARE)      DATE       5%($)      10%($)
----------------------  -----------------   ------------------    -----------  ----------  --------------------------

Ben C. Bryant, Jr.             --                 --                  --           --           --         --

T. Scott Cobb                  --                 --                  --           --           --         --

Steve N. White               20,000              12.0%               16.50       4/14/07     207,535     525,935

Steven H. Smith                --                 --                  --           --           --         --

Gordon L. Bateman            20,000              12.0%               16.50       4/14/07     207,535     525,935

-----------------

(1) All options were granted pursuant to the 1995 Stock Plan, one-half of which vested and became exercisable on the date of grant and the balance of which will vest on the earlier of (a) April 30, 2000, and (b) the Company's attainment of a pre-established net income target in fiscal 1998.
(2) Potential realizable value is calculated from a base stock price of $16.50, the exercise price of the options granted.

         The following table summarizes certain information with respect to stock options issued to the Named Executive Officers. No options were exercised by any of the Named Executive Officers during the fiscal year ended April 30, 1997.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL 1997 YEAR-END OPTION VALUES

                                   NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED IN-THE-MONEY
                                     UNEXERCISED OPTIONS HELD AT                   OPTIONS HELD AT
                                         APRIL 30, 1997 (#)                     APRIL 30, 1997 (1) ($)
                                -------------------------------------   --------------------------------------

            NAME                  Exercisable         Unexercisable        Exercisable         Unexercisable
----------------------------    ----------------    -----------------   -----------------    -----------------
Ben C. Bryant, Jr.                          --                   --                  --                   --

T. Scott Cobb                               --                   --                  --                   --

Steve N. White                          10,000               10,000              10,000               10,000

Steven H. Smith                          5,025               15,075              10,050               30,150

Gordon L. Bateman                       12,525               17,575              15,050               25,150

---------------------

(1) Reflects the market value of the underlying securities at $17.50 per share, the closing price on The Nasdaq Stock Market's National Market (the "Nasdaq National Market") on April 30, 1997, less the exercise price.

DIRECTOR COMPENSATION

         Directors who are employees of the Company do not receive additional compensation for serving as directors of the Company. In the fiscal year ended April 30, 1997, directors who were not employed by the Company (the "Outside Directors") were entitled to a fee of $3,000 for each board or committee meeting attended. For the fiscal year ending April 30, 1998, Outside Directors will be entitled to an annual fee of $20,000, payable quarterly, plus a fee of $500 for each board or committee meeting attended. All directors are entitled to reimbursement for their actual out-of-pocket expenses incurred in connection with attending meetings.

         The 1995 Stock Plan provides for automatic grants of up to an aggregate of 50,000 non-qualified stock options to Outside Directors. Under the 1995 Stock Plan, options to purchase 5,000 shares of Common Stock will be automatically granted to additional Outside Directors upon their initial election to the Board of Directors and options to purchase 2,500 shares of Common Stock will also be automatically granted to each Outside Director upon his or her reelection to the Board of Directors. The automatic grant provisions of the 1995 Stock Plan with respect to Outside Directors will be terminated as of the date of the 1997 Annual Meeting of Shareholders upon the approval of shareholders of the proposed 1997 Stock Incentive Plan (the "1997 Stock Plan") and will be replaced by similar provisions of the 1997 Stock Plan. See "PROPOSAL THREE:
ADOPTION OF 1997 STOCK INCENTIVE PLAN."

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No executive officer of the Company served during fiscal year 1997 as a member of a compensation committee or as a director of any entity of which any of the Company's directors serves as an executive officer.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's Compensation Committee is composed of Messrs. Harwood and McLeary. Neither of these persons has at any time been an officer or employee of the Company.

         Currently, Mr. Bryant, who is the Company's Chief Executive Officer, and Mr. Cobb are compensated in accordance with the terms of employment agreements approved by the Board of Directors and entered into upon the consummation of the Company's initial public offering in February 1996. In July 1996, the Compensation Committee, at the request of Messrs. Bryant and Cobb agreed to amend each of the employment agreements to reduce the annual base salary from $600,000 to $300,000. The agreements also provide for bonuses of $100,000 or $200,000 per year to each of Messrs. Bryant and Cobb in the event that the Company exceeds 110% or 125%, respectively, of pre-tax earnings targets established by the Board of Directors at the beginning of each fiscal year. No bonuses were paid to either Messrs. Bryant or Cobb for the fiscal year ended April 30, 1997. To date, the Compensation Committee has not awarded any equity-based compensation to either of Messrs. Bryant and Cobb, in part because of their significant existing equity ownership positions. See "--Security Ownership of Certain Beneficial Owners and Management."

         The remainder of the executive officers are compensated pursuant to an executive compensation program established by the Board of Directors. The overall objectives of the Company's executive compensation program are to:

         - attract and retain the highest quality talent to lead the Company;

         - reward key executives based on corporate and individual performance; and

         -        provide incentives designed to maximize shareholder value.

         The philosophy upon which these objectives are based is to provide incentives to the Company's officers to enhance the profitability of the Company and to align closely the financial interests of the Company's officers with those of its shareholders. Consequently, in the fiscal year ended April 30, 1997, the Compensation Committee awarded options to purchase an aggregate of 99,000 shares of Common Stock to the Company's executive officers (four persons in 1997). A majority of these options vest, in part, based on the Company's achievement of certain pre-established operating results targets and are, accordingly, "at-risk" with respect to the Company's performance. During fiscal year 1997, the

Compensation Committee engaged Executive Financial Services, Inc., an independent compensation consulting firm ("EFS"), to assist the Compensation Committee in further developing the Company's compensation program. EFS detailed for the Compensation Committee the Company's practices relative to some of the companies included in the CRSP Index for Nasdaq Computer and Data Processing Stocks, which is presented on the performance graph on Page 9, and additional companies in the information technology business with respect to which the Company believes it competes for executive talent. The compensation levels for fiscal 1998 were then established by the Compensation Committee based on, among other things, EFS's analysis.


         For fiscal 1998, the Compensation Committee has set annual salaries for senior management somewhat below competitive levels so that the Company can rely to a significant degree on annual and long-term incentive compensation to attract and retain senior management and employees of outstanding abilities and to motivate them to perform to the full extent of their abilities. In that regard, the Compensation Committee has established an incentive plan whereby members of senior management and selected employees will be compensated with annual and long-term incentive awards based upon the Company's achievement of certain pre-established earnings goals. In addition, the Compensation Committee has approved the creation of the Deferred Compensation Plan, which further ties amounts deferred to the performance of the Company. See "Executive Compensation".


         Section 162(m) of the Code generally disallows a corporate deduction for compensation over $1,000,000 paid to the Company's Chief Executive Officer and any of the four other most highly compensated officers. The $1,000,000 limitation applies to all types of compensation, including restricted stock awards and amounts realized on the exercise of stock options and SARs, unless the awards and plan under which they are made qualify as "performance based" under the terms of the Code and related regulations. Under the regulations, stock options awarded pursuant to the Company's 1995 Stock Plan and 1997 Stock Incentive Plan, if approved, should qualify as performance based compensation and therefore be excluded from the $1,000,000 limit. Other forms of compensation provided by the Company, however, may not be excluded from such limit. The Company currently anticipates that compensation of its executive officers will be deductible under Section 162(m) because executive officer compensation is presently below the limit and because the Company intends to continue to utilize performance based compensation in future periods.


                                                              JAMES E. HARWOOD
                                                             JOSEPH W. MCLEARY

                                PERFORMANCE GRAPH

         The following graph compares the cumulative returns of $100 invested on February 15, 1996 (the date of the Company's initial public offering) in (a) the Common Stock, (b) the CRSP Index for the Nasdaq Stock Market-U.S. Corporations and (c) the CRSP Index for Nasdaq Computer and Data Processing Stocks, assuming reinvestment of all dividends.


                                               2/15/96      4/30/96     4/30/97
SCB Computer Technology, Inc.                   $100          $162       $107
NASDAQ Stock Market (US Corp)                   $100          $110       $116
NASDAQ Computer & Data Processing Stocks        $100          $113       $125


PROPOSAL TWO:  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         On July 15, 1997, the Board of Directors unanimously approved and directed that the shareholders consider an amendment to Section 7 of the Company's Amended and Restated Charter. The amendment to Section 7 would increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000. If this proposal is approved by the shareholders at the Annual Meeting, the amendment to Section 7 will become effective upon the filing of Articles of Amendment with the Secretary of State of Tennessee, which filing is expected to take place shortly after the Annual Meeting. The Board of Directors believes that it is in the best interests of the Company and all of its shareholders to amend the Amended and Restated Charter.

         Except as set forth below, the relative rights of the holders of Common Stock under the Amended and Restated Charter would remain unchanged. The first paragraph of Section 7 of the Amended and Restated Charter, as amended by the proposed amendment, is set forth below. The remainder of Section 7 will remain unchanged.

         "7. The corporation is authorized to issue two classes of stock in the following number of shares: (i) 50,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and (ii) 1,000,000 shares of preferred stock, no par value (the "Preferred Stock")."


         As of July 16, 1997, there were 7,481,394 shares of Common Stock issued and outstanding, 592,075 shares subject to options awarded under the 1995
Stock Plan, an additional 3,650 shares reserved under the 1995 Stock Plan for future awards, and, assuming approval of "PROPOSAL THREE: ADOPTION OF 1997 STOCK INCENTIVE PLAN," an additional 600,000 shares reserved under the 1997 Stock
Plan for future awards. The Company may be required to issue up to $4,000,000 in shares of Common Stock (based on the price of the stock and time of issuance) in connection with the Company's February 1997 acquisition of Technology Management Resources, Inc. ("TMR"), if TMR achieves certain revenues and earnings targets in the fiscal years ending April 30, 1998, 1999, and 2000. In addition, in connection with the recent acquisition of Partners Resources, Inc. ("PRI"), the Company may issue shares of Common Stock as additional purchase price based on PRI's net income for the fiscal year ending December 31, 1997. Furthermore, the Board of Directors has declared a three-for-two stock split, to be effected in the form of a 50% stock dividend, payable on September 3, 1997, to shareholders of record on August 20, 1997.


         The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Company the necessary flexibility to issue Common Stock in connection with additional stock dividends and splits, acquisitions (such as those described above), equity financings, employee compensation and benefit plans (such as the 1997 Stock Plan, if approved by the shareholders), and for other general corporate purposes. The Company has no definitive understanding, arrangement, or agreement with respect to the issuance of additional shares of Common Stock in connection with an acquisition or otherwise, except as described above.

         Future issuances of Common Stock would be at the discretion of the Board of Directors without the expense and delay incidental to obtaining shareholder approval, except as may be required by applicable law or by the rules of any stock exchange or market on which the Company's securities may then be listed or authorized for quotation. For example, the Nasdaq National Market, on which the Common Stock is authorized for quotation, currently requires shareholder approval as a prerequisite to listing shares in several instances, including in connection with acquisitions where the present or potential issuance of shares could result in an increase in the number of shares of Common Stock outstanding by 20% or more.

         Holders of Common Stock have no preemptive rights to subscribe to any additional securities of any class that the Company may issue. The amendment to the Amended and Restated Charter is not being proposed in response to any effort known by management to acquire control of the Company.

         The amendment to the Amended and Restated Charter will be approved if the votes cast in favor of the proposal exceed the votes cast against it. THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF COMMON STOCK "FOR" PROPOSAL TWO.

PROPOSAL THREE: ADOPTION OF 1997 STOCK INCENTIVE PLAN


         The following is a summary of the 1997 Stock Plan. This summary is qualified in its entirety by the actual terms of the 1997 Stock Plan, which is attached hereto as Appendix I and incorporated herein by reference.


DESCRIPTION OF THE PLAN

         The Company believes that a key element of director, officer, and employee compensation is stock- based incentive compensation. Such compensation advances the interests of the Company by encouraging and providing for, the acquisition of equity interests in the Company by directors, officers, and employees, thereby providing substantial motivation for superior performance. In addition, because of the large number of Company employees

(approximately 1,000 persons at July 15, 1997) and the high employee turnover rate in the Company's industry (approximately 40% for the Company for the fiscal year ended April 30, 1997), the Company believes equity incentives provide a competitive advantage in attracting and retaining valuable employees. In that regard, the Board of Directors and the shareholders approved the 1995 Stock Plan providing for award of up to 600,000 shares of Common Stock. As of July 15, 1997, there were only 3,650 shares available for award under the 1995 Stock Plan. Upon recommendation by the Compensation Committee, on July 15, 1997, the Board of Directors adopted, subject to shareholder approval, the 1997 Stock Plan and has recommended its submission to the Company's shareholders.

         Many of the features of the 1997 Stock Plan are similar to those of the 1995 Stock Plan. Under the 1997 Stock Plan, the Compensation Committee has the authority to grant to employees and consultants of the Company, and the Board of Directors has the authority to grant to directors who are not employed by the Company ("Outside Directors"), the following types of awards: (1) stock options;
(2) stock appreciation rights; (3) restricted stock; and/or (4) other stock-based awards. The Compensation Committee has the power to delegate authority to the Company's Chief Executive Officer or to a committee composed of officers of the Company to grant, on behalf of the Compensation Committee, non-qualified stock options, subject to such guidelines as the Compensation Committee may determine from time to time. Pursuant to the 1997 Stock Plan, 600,000 shares of Common Stock have been reserved and, upon shareholder approval, will be available for issuance, which may include authorized and unissued shares or treasury shares.


         The maximum number of shares of Common Stock for which awards may be made under the 1997 Stock Plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under
Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Code"), is 100,000 during any single year. As of the date hereof, no awards have been made under the 1997 Stock Plan. Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The 1997 Stock Plan will terminate on, and no award may be granted later than, the tenth anniversary of the date of adoption of the 1997 Stock Plan, but the exercise date of awards granted prior to such tenth anniversary may extend beyond that date.


         The 1997 Stock Plan also provides for automatic grants of non-qualified stock options to Outside Directors. Options to purchase 5,000 shares of Common Stock will be automatically granted to Outside Directors upon their initial election to the Board of Directors. Options to purchase 2,500 shares will also be automatically granted to each Outside Director upon his or her reelection to the Board of Directors at the annual shareholders' meeting if such director has served as such for the past eleven months as of the date of the meeting. Such options will vest with respect to all shares on the first anniversary of the date of grant, if such Outside Director is still serving as a director on such date. All options automatically granted to an Outside Director will enable the optionee to purchase shares of Common Stock at the fair market value of the Common Stock on the date of grant. Outside Directors will not be able to transfer or assign their options without the prior written consent of the Board of Directors other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or (ii) transfers by will or by the laws of descent and distribution. Options automatically granted to Outside
Directors will have a term of ten years from the date of grant. The exercise price may be paid in cash, shares of Common Stock, or a combination thereof. For periods beginning on the date of the 1997 Annual Meeting of Shareholders, the 1997 Stock Plan provisions regarding automatic option grants to Outside Directors will supersede and replace similar automatic grant provisions of the 1995 Stock Plan.

         Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in conjunction with, or in tandem with other awards under the 1997 Stock Plan or cash awards outside the 1997 Stock Plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee will determine. In the case of an ISO, however, the term will be no more than ten years after the date of grant (five years in the case of ISO's for certain 10% shareholders). The option price for an ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. ISOs granted under the 1997 Stock Plan may not be transferred or assigned other than by will or by the laws of descent and distribution. Non-qualified stock options and stock appreciation rights may not be transferred or assigned without the prior written consent of the Compensation Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or (ii) transfers by will or by the laws of descent and distribution.


         Stock appreciation rights may be granted under the 1997 Stock Plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock option appreciation right will terminate. Upon the exercise of a stock appreciation right, the Company will pay to the employee or consultant in cash, Common Stock, or a combination thereof (the method of payment to be at the discretion of the Committee), an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option price, multiplied by the number of stock appreciation rights being exercised.


         Restricted stock awards may be granted alone, in addition to, or in tandem with, other awards under the 1997 Stock Plan or cash awards made outside the 1997 Stock Plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Compensation Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock. The Committee may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate, including the satisfaction of one or more of the following performance criteria: (i) pre-tax income or after- tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and
(ix) implementation, management, or completion of critical projects or processes (the "Performance Goals"). The Performance Goals may include a threshold level of performance below which no payment will be made (or will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Performance Goals will be determined, to the extent applicable, in accordance with generally accepted accounting principles and will be subject to certification by the compensation committee; provided, that the Compensation Committee will have the authority to make equitable adjustments to the performance goals in recognition of unusual or nonrecurring events affecting the Company. The Compensation Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. During the restriction period, the employee or consultant may not sell, transfer, pledge, or assign the restricted stock but will be entitled to vote the restricted stock and to receive, at the election of the Compensation Committee, cash or deferred dividends.

         The Compensation Committee also may grant other types of awards such as convertible preferred stock, convertible debentures, or other exchangeable securities that are valued, as a whole or in part, by reference to or otherwise based on the Common Stock. These awards may be granted alone, in addition to, or in tandem with, stock options, stock appreciation rights, restricted stock, or cash awards outside of the 1997 Stock Plan. Awards will be made upon such terms and conditions as the Compensation Committee may determine.

         If there is a change in control or a potential change of control of the Company, stock appreciation rights and limited stock appreciation rights, and any stock options which are not then exercisable, will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards may lapse and such shares and awards will be deemed fully vested. For purposes of the 1997 Stock Plan, a change of control is defined generally to include (i) any person or entity, other than the company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors; (ii) in connection with a cash tender, exchange offer, merger or other business combination, sale of assets or contested election, less than a majority of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors being held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; and (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. Stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and other stock-based awards, will, unless otherwise determined by the Compensation Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the 1997 Stock Plan and as described below). The change in control price will be the highest price per share paid in any transaction reported on the Nasdaq National Market or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the Compensation Committee.


         The Board may amend, alter, or discontinue the 1997 Stock Plan, provided that no amendment may be made which would impair the rights of an optionee or participant under an award made under the 1997 Stock Plan without the participant's consent. No award may be granted pursuant to the 1997 Stock Plan on or after the tenth anniversary of the effective date of the plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

         Because awards under the 1997 Stock Plan are at the discretion of the Compensation Committee, the benefits that will be awarded under the 1997 Stock Plan to persons other than Outside Directors are not currently determinable. As of August 15, 1997, the market value of a share of Common Stock based on the closing price for such stock on the Nasdaq National Market was $24.88.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the Federal income tax aspects of awards made under the 1997 Stock Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.


         Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a mid-term OR long-term capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

         If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally:
(a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (b) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term, mid-term, or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.


         Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.


         Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (a) no income is realized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (c) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term, mid-term, or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. See "Restricted Stock" for tax rules applicable where the spread value of an option is settled in an award of restricted stock.


         Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise.

If the participant receives Common Stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options."


         Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term, mid-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.


         Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

         Other Stock-Based Awards. The Federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

         The 1997 Stock Plan is not intended to be a "qualified plan" under
Section 401(a) of the Code.

         The 1997 Stock Plan will be approved and adopted if the votes cast in favor of the 1997 Stock Plan exceed the votes cast against it. Abstentions and broker non-votes will not be considered in the vote. The Board of Directors recommends a vote "FOR" Proposal Three.

PROPOSAL FOUR:  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the fiscal year ending April 30, 1998 and recommends that shareholders vote to ratify such selection. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions. The Board of Directors recommends that the shareholders vote "FOR" Proposal Four.


                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The executive officers, directors, and greater than ten percent shareholders are required by federal securities regulations to furnish the Company with copies of all Section 16(a) reports filed. Based solely on the Company's review of the copies of such reports and written representations from certain reporting persons furnished to the Company, the Company believes that its officers, directors, and greater than ten percent shareholders were in compliance with all applicable filing requirements.

                     DEADLINE FOR SUBMISSION TO SHAREHOLDERS
                       OF PROPOSALS TO BE PRESENTED AT THE
                       1998 ANNUAL MEETING OF SHAREHOLDERS


         Any proposal intended to be presented for action at the 1998 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than April 27, 1998 in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 1998 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal which does not meet all the requirements for such inclusion established by the Securities and Exchange Commission.


                            METHOD OF COUNTING VOTES

         Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card. Abstentions and "non-votes" will be counted as present for the purposes of determining a quorum. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another non-routine proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Assuming the presence of a quorum, abstentions and "non-votes" will have no effect on the proposals to be submitted to the shareholders at the Annual Meeting.

                                  MISCELLANEOUS

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 1997 MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO GORDON L. BATEMAN, SECRETARY, SCB COMPUTER TECHNOLOGY, INC., 1365 WEST BRIERBROOK ROAD, MEMPHIS, TENNESSEE 38138. COPIES OF EXHIBITS FILED WITH THE FORM 10-K ALSO WILL BE AVAILABLE UPON WRITTEN REQUEST ON PAYMENT OF CHARGES APPROXIMATING THE COMPANY'S COST.



Date:  August 22, 1997

                                                                      APPENDIX I

                          SCB COMPUTER TECHNOLOGY, INC.

                            1997 STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE; DEFINITIONS.

         The purpose of the SCB Computer Technology, Inc. 1997 Stock Incentive Plan (the "Plan") is to enable SCB Computer Technology, Inc. (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases. The Plan is also designed so that awards granted hereunder intended to comply with the requirements for "performance-based" compensation under
Section 162(m) of the Code may comply with such requirements. The creation and implementation of the Plan will not diminish or prejudice other compensation plans or programs approved from time to time by the Board.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         B.       "Board" means the Board of Directors of the Corporation.

         C.       "Cause" has the meaning provided in Section 5(j) of the Plan.

         D. "Change in Control" has the meaning provided in Section 10(b) of the Plan.

         E. "Change in Control Price" has the meaning provided in Section 10(d) of the Plan.

         F. "Common Stock" means the Corporation's Common Stock, par value $.01 per share.

         G. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         H. "Committee" means the Committee referred to in Section 2 of the Plan.

         I. "Corporation" means SCB Computer Technology, Inc., a corporation organized under the laws of the State of Tennessee or any successor corporation.

         J. "Disability" means disability as determined under the Corporation's Group Long Term Disability Insurance Plan.

         K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

         L. "Effective Date" has the meaning provided in Section 14 of the Plan.

         M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         N. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on Nasdaq or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on Nasdaq or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

         O. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         P. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         Q.       "Nasdaq" means The Nasdaq Stock Market.

         R. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

         S. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         T. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

         U. "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

         V. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

         W. "Outside Director Option" means an award to an Outside Director under Section 9 below.

         X. "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and
(ix) implementation, management, or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation or any Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.

         Y. "Plan" means this SCB Computer Technology, Inc. 1997 Stock Incentive Plan, as amended from time to time.

         Z. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

         AA.      "Restriction Period" has the meaning provided in Section 7 of the Plan.

         BB.      "Retirement" means Normal or Early Retirement.

         CC.      "Section 162(m) Maximum" has the meaning provided in Section
3(a) hereof.

         DD.      "Stock Appreciation Right" means the right pursuant to an
award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

         EE.      "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

         FF.      "Subsidiary" means any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


SECTION 2.  ADMINISTRATION.

         Except as provided below, the Plan shall be administered by a Committee of not less than two Non- Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

         The Committee shall have the power to delegate authority to the Corporation's Chief Executive Officer, or to a committee composed of executive officers of the Corporation, to grant, on behalf of the Committee, Non-Qualified Stock Options exercisable at Fair Market Value on the date of grant, subject to such guidelines as the Committee may determine from time to time; provided, however that (i) options may only be granted pursuant to such delegated authority for the purposes specified by the Committee, which may include attracting new employees, awarding outstanding performance, or retaining employees, (ii) the Committee shall specify the maximum number of shares that may be granted for purposes of attracting any single new employee at any specified level and the maximum number that may be granted to any other employee for any other purpose, (iii) options to purchase no more than 60,000 shares may be granted in any fiscal year pursuant to such delegated authority, and (iv) a report of each grant of an option pursuant to such delegated authority shall be presented to the Committee at the first meeting of the Committee following such grant. Options granted pursuant to such delegated authority in accordance herewith shall be deemed, to the extent permitted under applicable law, to have been granted by the Committee for all purposes under the Plan.

         The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under
Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards.

         In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

                  (a) to select the officers, key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

                  (c) to determine the number of shares to be covered by each such award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 11 hereof;

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n), as applicable, instead of Common Stock;

                  (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

                  (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (h) to determine the terms, conditions, and restrictions of any Performance Goals and the number of Options, SARs, or shares of Restricted Stock subject thereto;

                  (i) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

                  (j)      to impose any holding period required to satisfy
         Section 16 under the Exchange Act.

         The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; and, except as expressly set forth herein or otherwise required by law, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.


SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

                  (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 600,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under
         Section 162(m)
         of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 100,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

                  (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock- Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

                  (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the Performance Goals, in the number of shares underlying Outside Director Options to be granted under
         Section 9 hereof, in the Section 162(m) Maximum, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.


SECTION 4.  ELIGIBILITY.

         Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 9 and not pursuant to any other provisions of the Plan.


SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non- Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

         The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non- Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

         Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, more than five years) after the date the Option is granted.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

                  (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non- Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

                  (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

                  (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h)      Termination by Reason of Disability. Subject to
         Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non- Qualified Stock Option.

                  (i)      Termination by Reason of Retirement. Subject to
         Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non- Qualified Stock Option.

                  (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate, in each case as determined by the Committee, in its sole direction. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

                  (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                           (i) if (x) a participant's employment is terminated by reason of death, Disability, or Retirement and
                  (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                           (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in
                  Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                  (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

                  (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.


SECTION 6.  STOCK APPRECIATION RIGHTS.

                  (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

                  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                           (i)      Stock Appreciation Rights shall be
                  exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

                           (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

                           (iii)    Stock Appreciation Rights shall be
                  transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

                           (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
                  Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

                           (v) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

                           (vi) The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion.


SECTION 7.  RESTRICTED STOCK.

                  (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to
         Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                  (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

                           (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

                           (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

                           (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant (or a transferee permitted by Section 13(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                           (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

                  (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                           (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, the attainment of Performance Goals, or such other factors or criteria as the Committee may determine in its sole discretion.

                           (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 13(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

                           (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                           (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 13(h) hereof) promptly.

                  (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 8.  OTHER STOCK-BASED AWARDS.

                  (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

                           (i) Shares subject to awards under this Section 8 and the award agreement referred to in Section 8(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

                           (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this
                  Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

                           (iii) Any award under Section 8 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

                           (iv)     In the event of the participant's
                  Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

                           (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

                           (vi)     Common Stock (including securities
                  convertible into Common Stock) issued on a bonus basis under this Section 8 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this
                  Section 8 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.


SECTION 9.  AWARDS TO OUTSIDE DIRECTORS.

                  (a) The provisions of this Section 9 shall apply only to awards to Outside Directors in accordance with this Section 9. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 9.

                  (b) A Non-Qualified Stock Option to purchase 5,000 shares of Common Stock will be granted to Outside Directors upon their initial appointment or election to the Board, with an exercise price equal to the Fair Market Value of the Common Stock on the date of grant.

                  (c) On the date of each Annual Meeting of Shareholders of the Corporation, each Outside Director will receive an automatic grant of a Non-Qualified Stock Option to purchase 2,500 shares of Common Stock, provided that such Outside Director has served as such for at least eleven months as of the date of the Annual Meeting. The exercise price of each option granted pursuant to this Section 9(c) shall equal the Fair Market Value of such Common Stock on the date of grant.

                  (d) Each Outside Director Option shall vest and become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date except as provided in Section 10.

                  (e) No Outside Director Option shall be exercisable prior to vesting. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

                  (f) Outside Director Options shall not be transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

                  (g) Recipients of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

                  (h) Upon termination of an Outside Director's service as a director of the Corporation, (i) all Outside Director Options shall be governed by the provisions of Sections 5(g), 5(i), and 5(j) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of any Outside Director Options in connection with the termination of service of any individual Outside Director.

                  (i)      Outside Director Options shall be subject to Section
         10. The number of shares and the exercise price per share of each Outside Director Option theretofore awarded shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3(c) hereof at any time that Stock Options are adjusted as provided in Section 3(c). The number of shares underlying Outside Director Options to be awarded in the future shall be adjusted automatically in the same manner as the number of shares underlying outstanding Stock Options are adjusted under
         Section 3(c) hereof at any time that Stock Options are adjusted under
         Section 3(c) hereof.

                  (j) Any applicable withholding taxes shall be paid in shares of Common Stock subject to the Outside Director Option valued as the Fair Market Value of such shares unless the Corporation agrees to accept payment in cash in the amount of such withholding taxes.

                  (k) The Board, in its sole discretion, may determine to reduce the size of any Outside Director Option prior to grant or to postpone the vesting and exercisability of any Outside Director Option prior to grant.


SECTION 10.  CHANGE IN CONTROL PROVISIONS.

                  (a)      Impact of Event.  In the event of:

                           (1) a "Change in Control" as defined in Section 10(b); or

                           (2) a "Potential Change in Control" as defined in Section 10(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination);

                           (i) subject to the limitations set forth below in this Section 10(a), the following acceleration provisions shall apply:

                                    (a)      Any Stock Appreciation Right, Stock
                           Option or Outside Director Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                                    (b)      The restrictions applicable to any
                           Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                           (ii) subject to the limitations set forth below in this Section 10(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Outside Director Options and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

                           (iii) The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

                  (b)      Definition of Change in Control. For purposes of
         Section 10(a), a "Change in Control" means the happening of any of the following:

                           (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

                           (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

                           (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

                  (c) Definition of Potential Change in Control. For purposes of Section 10(a), a "Potential Change in Control" means the happening of any one of the following:

                           (i) The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 10(b); or

                           (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on Nasdaq or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 10(a)(ii).


SECTION 11.  AMENDMENTS AND TERMINATION.

         The Board may at any time amend, alter or discontinue the Plan without shareholder approval to the fullest extent permitted by the Exchange Act and the Code; provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award or Outside Director Option theretofore granted, without the participant's consent.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).


SECTION 12. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13. GENERAL PROVISIONS.

                  (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under
         Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

                  (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

                  (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

                  (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award, or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

                  (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.


SECTION 14. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Corporation's Common Stock (the "Effective Date").


SECTION 15. TERM OF PLAN.

         No Stock Option, Stock Appreciation Right, Restricted Stock Award, Other Stock-Based Award or Outside Director Option award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

                                                                   APPENDIX A


                        SCB COMPUTER TECHNOLOGY, INC.



PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, SEPTEMBER 23, 1997.

The undersigned hereby appoints T. Scott Cobb and Ben C. Bryant, Jr., and either of them, as proxies, will full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Shareholders of SCB Computer Technology, Inc. to be held at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee, on Tuesday, September 23, 1997 at 10:00 a.m., local time, and any adjournments thereof.


PROPOSAL 1:  ELECTION OF DIRECTORS:

[ ] FOR all of the following nominees (except as indicated to the contrary below):


T. Scott Cobb           Steve N. White          Joseph W. McLeary

Ben C. Bryant, Jr.      James E. Harwood


WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominees (please print name or names)


[ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for all nominees


PROPOSAL 2:  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK:

[ ]  FOR the increase in authorized shares of Common Stock

[ ]  AGAINST the increase in authorized shares of Common Stock

[ ]  ABSTAIN

PROPOSAL 3:  ADOPTION OF 1997 STOCK INCENTIVE PLAN:

[ ]  FOR adoption of the 1997 Stock Incentive Plan

[ ]  AGAINST adoption of the 1997 Stock Incentive Plan

[ ]  ABSTAIN

PROPOSAL 4:  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS:

[ ]  FOR the appointment of Ernst & Young LLP

[ ]  AGAINST the appointment of Ernst & Young LLP

[ ]  ABSTAIN



IMPORTANT:  PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF DIRECTORS; FOR THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK; FOR THE ADOPTION OF THE 1997 STOCK INCENTIVE PLAN; AND FOR THE RATIFICATION OF THE SELECTION OF THE ACCOUNTANTS.

Date:____________________, 1997

PLEASE SIGN HERE AND RETURN PROMPTLY



____________________________________

____________________________________


Please sign exactly as your name appears at left. If shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys should show their full titles. If a corporation is shareholder, the corporate officer should sign in full corporate name and title, such as President or other officer. If a partnership or limited liability company is shareholder, please sign in such organization's name by an authorized person.


________________________________________________________________________________
If you have changed your address, please PRINT your new address on this line.